UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 11, 2006

                             JANEL WORLD TRADE, LTD.
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                         333-60608              11-2636089
        (State or other            (Commission File Number)    (IRS Employer
jurisdiction of Identification                                     Number)
        incorporation)


     150-14 132nd Avenue, Jamaica, NY                             11434
   (Address of Principal Executive Offices)                     (Zip Code)


                         Registrant's telephone number,
                       including area code, (718) 527-3800

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Item 7.01 REGULATION FD DISCLOSURE

      On January 11, 2006, Janel World Trade, Ltd. issued a press release on the subject of its consolidated financial results for the fiscal year and fourth quarter ended September 30, 2006. A copy of that press release is attached to this report as Exhibit 99.1.

      The press release contains a "non-GAAP financial measure" as defined in
Item 10 of Regulation S-K under the Securities Exchange Act of 1934. The non-GAAP financial measure consists of a brief discussion of what the percentage increase in gross revenue for the fiscal year ended September 30, 2005 would have been (approximately 19.6%, rather than the GAAP measure of 5%) if Janel had been permitted to measure revenue growth by taking into account the replacement of $10.25 million of sales which it had abandoned by its elimination of nine low-margin customer accounts during fiscal 2005, which depressed revenue by the $10.25 million which the eliminated accounts had provided to Janel during fiscal 2004. The press release pointed out that revenue growth under GAAP was $3.5 million, or 5%, versus 2004, and that if the $10.25 million, which Janel added in fiscal 2005 from other customers who replaced the nine low-margin accounts, could have been taken into account, the revenue growth would have been approximately $13.75 million, or 19.6%, rather than the $3.5 million GAAP measure, or 5%.

      Management believes that the information contained in the press release reconciles the non-GAAP financial measure with the most directly comparable GAAP financial measure, and that the press release provides useful information to investors to aid them in understanding the presentation of Janel's consolidated financial results for the fiscal year ended September 30, 2005, because the non-GAAP financial measure reflects the actual operational results which replaced the $10.25 million of abandoned low-margin revenue with increased business from existing customers and new customers, which supplies useful information for the investors understanding of the operating results of fiscal 2005 and 2004.

      In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, and will not be deemed an admission as to the materiality of any information in this report which is required to be disclosed solely by Regulation FD, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 January 11, 2006 Janel World Trade, Ltd. earnings release regarding the fiscal year and fourth quarter ended September 30, 2005.

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 12, 2005

                                      JANEL WORLD TRADE, LTD.

                                      By: /s/ James N. Jannello
                                          ---------------------
                                          James N. Jannello, Executive
                                          Vice President and Chief Executive
                                          Officer